                    COCA-COLA ENTERPRISES INC.                   Exhibit 99
                 CONSOLIDATED STATEMENTS OF INCOME               Page 1 of 5
           (Unaudited; In Millions Except Per Share Data)

                                                    Fourth-Quarter
                                             -----------------------------
                                              2000(a)     1999      Change
                                             -------    -------     ------
Net Operating Revenues                       $ 3,561    $ 3,509       1%
Cost of Sales                                  2,219      2,179       2%
                                             -------    -------
Gross Profit                                   1,342      1,330       1%
Selling, Delivery, and Administrative
  Expenses                                     1,142      1,164      (2)%
                                             -------    -------
Operating Income                                 200        166      20%
Interest Expense, Net                            197        192       3%
Other Nonoperating Expense, Net                    3         --
                                             -------    -------
Income (Loss) Before Income Taxes                 --        (26)
Income Tax Benefit                                16          8
                                             -------    -------
Net Income (Loss)                                 16        (18)
Preferred Stock Dividends                          1         --
                                             -------    -------
Net Income (Loss) Applicable to
  Common Shareowners                         $    15    $   (18)
                                             =======    =======
Basic Average Common Shares
  Outstanding                                    418        426
                                             =======    =======
Basic Net Income (Loss) Per Share
  Applicable to Common Shareowners (b)       $  0.04    $ (0.04)
                                             =======    =======
Diluted Average Common Shares
  Outstanding                                    427        426
                                             =======    =======
Diluted Net Income (Loss) Per Share
  Applicable to Common Shareowners (b)       $  0.04    $ (0.04)
                                             =======    =======
Cash Operating Profit Data:
  Operating Income                           $   200    $   166       20%
  Depreciation                                   206        236      (13)%
  Amortization                                   111        114       (3)%
                                             -------    -------
Cash Operating Profit                        $   517    $   516       Flat
                                             =======    =======

(a) 2000 results include an adjustment reducing the Company's annual effective tax rate to 33 percent and a nonrecurring reduction in income tax expense of approximately $14 million.
(b) Per share data calculated prior to rounding to millions.

                   COCA-COLA ENTERPRISES INC.                     Exhibit 99
                CONSOLIDATED STATEMENTS OF INCOME                 Page 2 of 5
         (Unaudited; In Millions Except Per Share Data)

                                                       Full-Year
                                             -----------------------------
                                              2000(a)     1999(a)   Change
                                             -------     -------    ------
Net Operating Revenues                       $14,750     $14,406      2%
Cost of Sales                                  9,083       9,015      1%
                                             -------     -------
Gross Profit                                   5,667       5,391      5%
Selling, Delivery, and Administrative
  Expenses                                     4,541       4,552     -- %
                                             -------     -------
Operating Income                               1,126         839     34%
Interest Expense, Net                            791         751      5%
Other Nonoperating Expense, Net                    2          --
                                             -------     -------
Income Before Income Taxes                       333          88
Income Tax Expense                                97          29
                                             -------     -------
Net Income                                       236          59
Preferred Stock Dividends                          3           3
                                             -------     -------
Net Income Applicable to Common
  Shareowners                                $   233     $    56
                                             =======     =======
Basic Average Common Shares
   Outstanding                                   419         425
                                             =======     =======
Basic Net Income Per Share Applicable
  to Common Shareowners (b)                  $  0.56     $  0.13
                                             =======     =======
Diluted Average Common Shares
  Outstanding                                    429         436
                                             =======     =======
Diluted Net Income Per Share Applicable
  to Common Shareowners (b)                  $  0.54     $  0.13
                                             =======     =======
Cash Operating Profit Data:
  Operating Income                           $ 1,126     $   839    34%
  Depreciation                                   810         899   (10)%
  Amortization                                   451         449    -- %
                                             -------     -------
Cash Operating Profit                        $ 2,387     $ 2,187     9%
                                             =======     =======

(a) 2000 results include a nonrecurring charge of $12 million related to
    Great Britain, insurance proceeds of $20 million related to the
    1999 product recall in Europe, and a $14 million nonrecurring reduction in income tax expense. 1999 results include nonrecurring product recall costs of $103 million.
(b) Per share data calculated prior to rounding to millions.

                     COCA-COLA ENTERPRISES INC.               Exhibit 99
               CONDENSED CONSOLIDATED BALANCE SHEETS          Page 3 of 5
                           (In Millions)

                                               December 31,     December 31,
                                                   2000             1999
                                               ------------      -----------
                                               (Unaudited)
ASSETS
Current Assets                                   $ 2,631           $ 2,581
Net Property, Plant, and Equipment                 5,783             5,594
Franchises and Other Noncurrent Assets            13,748            14,555
                                                 -------           -------
                                                 $22,162           $22,730
                                                 =======           =======
LIABILITIES AND SHAREOWNERS' EQUITY
Current Liabilities                              $ 3,094           $ 3,614
Long-Term Debt                                    10,348            10,153
Other Long-Term Obligations                        1,112             1,088
Deferred Income Taxes                              4,774             4,951
Shareowners' Equity                                2,834             2,924
                                                 -------           -------
                                                 $22,162           $22,730
                                                 =======           =======

                      COCA-COLA ENTERPRISES INC.              Exhibit 99
                      Summary of Key Information              Page 4 of 5
                             (Unaudited)

                                                Reported        Comparable
Fourth-Quarter 2000                              Change          Change (a)
-------------------                             --------        ----------

Cash Operating Profit - Consolidated               Flat              Flat

Physical Case Bottle and Can Volume
  Consolidated                                      3%           2 1/2%
  North America                                     2%           1 1/2%
  Europe                                        6 1/2%           6 1/2%

Fountain Gallon Volume                           (1/2)%              (1)%

Net Revenues Per Case to Retailers -
  Bottle and Can                                 (1/2)%            (1/2)%

Cost of Sales Per Case - Bottle and Can            Flat              Flat

Full-Year 2000
-------------------
Cash Operating Profit - Consolidated                9%               4%

Physical Case Bottle and Can Volume
  Consolidated                                    1/2%             1/2%
  North America                                    (1)%             <(1)%
  Europe                                            6%               5%

Fountain Gallon Volume                              1%               1%

Net Revenues Per Case to Retailers -
  Bottle and Can                                    2%               2%

Cost of Sales Per Case - Bottle and Can           1/2%           1 1/2%

(a) To determine comparable results, financial results exclude nonrecurring items, and 1999 volume results have been adjusted to the same number of fiscal days as 2000.

                         COCA-COLA ENTERPRISES INC.            Exhibit 99
                      Other Key Financial Information          Page 5 of 5

    Operating results for the quarter were favorably impacted by a $14 million,
$0.03 per diluted share, reduction in income tax expense due to a revaluation of income tax liabilities and a reduction of the income tax rate in France.

    Effective January 1, 2000, the Company prospectively revised the estimated useful lives and residual values of certain fixed assets. The impact of the changes in estimates was to decrease depreciation costs during the fourth quarter and the year ended December 31, 2000 by approximately $43 million and $161 million, or $0.06 and $0.23 per diluted share, respectively.

2001 PROJECTIONS
----------------
    The Company projects 2001 cash operating profit to increase in a range of
6 percent to 7 percent, reaching $2.525 billion to $2.550 billion. 2001 net income per diluted common share is projected to grow in a range of 15 percent to 22 percent, with a majority of this growth occurring in the second and third quarters. These projections exclude the potential effects of currency translations.

                      *************************

    This Form 8-K contains forward-looking statements concerning management's current outlook for future periods and should be read in conjunction with cautionary statements found on page 48 of the Company's 1999 Annual Report and on page 19 of the Company's third-quarter 2000 Form 10-Q.